UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-11235
File No. 811-04973

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. 80	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 80	☒

(Check appropriate box or boxes)

Nomura ETF Trust II

(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

(Name and Address of Agent for Service)

Please send copies of all communications to:

Mark R. Greer, Esq.

Stradley, Ronon, Stevens & Young, LLP

191 North Wacker Drive, Suite 1601, Chicago, IL 60606

(312) 964-3505

Approximate Date of Proposed Public Offering: November 4, 2026

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Nomura Japan Equity ETF, series of the Registrant. The prospectuses and statements of additional information relating to the other series of the Registrant are not amended or superseded hereby.

--- C O N T E N T S ---

This Post-Effective Amendment No. 80 to Registration File No. 033-11235 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

Prospectus

Fund Name	Ticker Symbol	Exchange
Nomura Japan Equity ETF	NJPN	NYSE Arca, Inc.
November 4, 2026
The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
Get shareholder reports and prospectuses online instead of in the mail.
Visit global.nomuraassetmanagement.com/investments/etf.

Fund Summary
Nomura Japan Equity ETF

Ticker: NJPN	Stock Exchange: NYSE Arca, Inc.
What are the  Fund’s investment objectives?
Nomura Japan Equity ETF seeks long-term capital appreciation.
What are the Fund’s fees and expenses?
The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees.........................................	0.49%
Distribution and service (12b-1) fees..................	None
Other expenses...........................................	0.00%[1]
Total annual fund operating expenses...........................	0.49%
1	Other expenses are based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the  Fund  with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund  for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year............................................................................................	$50
3 years...........................................................................................	$157
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
What are the Fund’s principal investment strategies?
The Fund is an actively managed ETF that seeks to achieve its investment objective by investing in a portfolio of Japanese equity securities selected by an investment approach combining quantitative discipline and fundamental research expertise.
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Japanese companies (80% policy). For purposes of the 80% policy, equity securities of Japanese companies include common stocks of companies organized in Japan, as well as depositary receipts representing securities of such companies.
Nomura Asset Management Co., Ltd. (“NAMCO” or the “Sub-advisor”), an affiliate of the Manager, serves as sub-advisor to the Fund. The Sub-advisor constructs the Fund’s portfolio from an investment universe typically consisting of the largest stocks by market capitalization within the Tokyo Stock Price Index, a market capitalization-weighted index of common stocks that covers an extensive portion of the companies on the Tokyo Stock Exchange, and which the Sub-advisor believes is representative of the overall Japanese stock market.  In constructing the Fund’s model portfolio, the Sub-advisor employs a strategy that combines a top-down sector allocation strategy with a bottom-up stock selection process. The Sub-advisor considers business and market cycle analysis, factor returns, valuation and earnings trends, sensitivity analysis, economic forecasts and  macroeconomic analysis to develop target sector allocations for the portfolio. The portfolio’s sector weights are ultimately determined through an optimization process based on its target allocation. The Sub-advisor’s stock selection process utilizes a historical valuation analysis and fundamental research to evaluate potential investment opportunities.

Fund Summary
The Fund implements the investment recommendations of the Sub-advisor through the Manager. The Sub-advisor provides a model portfolio to the Manager on an ongoing basis that represents the Sub-advisor’s recommendation as to the securities to be purchased, sold or retained by the Fund. The Manager will execute trades of securities to construct a portfolio for the Fund that represents the model portfolio. The Manager may make reasonable adjustments to the implementation of the model portfolio for trade execution, timing, or other considerations, but will not have discretion with respect to the securities in the Fund’s portfolio.
Although the Fund generally seeks to hold a broad portfolio of at least 85 securities, the Fund from time to time may hold a smaller number of positions. The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
What are the principal risks of investing in the Fund?
Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Japan investment risk — The Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. Japan’s economic growth is dependent on international trade, and slowdowns in the economies of key trading partners could have a negative impact on the Japanese economy. Japan also lacks many natural resources, and, as such, price increases, volatility or shortages in the commodities markets and currency fluctuations could adversely affect Japan’s economy. Japan’s labor market is adapting to an aging workforce and declining population, and such demographic shifts may hinder Japan’s economic competitiveness in the future.
Model risk — Any investment model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.
Foreign risk — The risk that investments in foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.
Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as electronics or financials) will decline because of changing expectations for the performance of that industry or sector.
Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.
Depositary receipts risk — Depositary receipts, such as American depositary receipts (ADRs) and global depositary receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Nondiversification risk — A  nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a  nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.
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Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
New fund risk — The Fund is a newly organized management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees of the Trust (Board) may determine to liquidate the Fund.
ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Cash transactions risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

●
Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with a fund. A fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, a fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a fund’s shares trading at a premium or discount to  NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

●
Cash transactions risk — A fund may effect some or all of its creations and  redemptions for cash, rather than in-kind securities. As a result, a fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause a fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause a fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

●
Secondary market trading risk — Although a fund’s shares are listed on a national securities exchange, NYSE Arca, Inc.  (Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in a fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

●
Shares may trade at prices other than  NAV risk — As with all ETFs, shares of a fund may be bought and sold in the secondary market at market prices. A fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the fund’s holdings. As a result, although it is expected that the market price of  a fund’s shares will approximate the fund’s NAV, there may be times when the market price of a fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

How has Nomura Japan Equity ETF performed?
Because the Fund is new, it has no performance history. Once the Fund has commenced operations, you can obtain updated performance information at global.nomuraassetmanagement.com/investments/etf or by calling 844-469-9911. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Who manages the Fund?
Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)
Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
3

Fund Summary
Sub-advisor
Nomura Asset Management  Co., Ltd.

Portfolio managers	Title with NAMCO	Start date on the Fund
Kenji Oki, CMA	Senior Portfolio Manager	November 2026
Taketo Usui, CMA	Senior Portfolio Manager	November 2026
Purchase and redemption of Fund shares
The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at global.nomuraassetmanagement.com/investments/etf.
Tax information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to broker/dealers and other financial intermediaries
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4

How we manage the Fund

Our principal investment strategies
The Fund is an actively managed ETF that seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks and depositary receipts, issued by companies organized in Japan that NAMCO selects using an investment approach that combines quantitative discipline and fundamental research expertise.
NAMCO constructs the Fund’s portfolio from an investment universe typically consisting of the largest stocks by market capitalization within the Tokyo Stock Price Index, a market capitalization-weighted index of common stocks that covers an extensive portion of the companies on the Tokyo Stock Exchange. As of August 31, 2026, the Tokyo Stock Price Index had approximately 1,600 constituents. The index is calculated and published by the Tokyo Stock Exchange and sponsored by the JPX Group, and is unaffiliated with the Adviser, the Sub-advisor or any of their affiliates.  In constructing the Fund’s model portfolio, the Sub-advisor employs a strategy that combines a top-down sector allocation strategy with a bottom-up stock selection process. The Sub-advisor considers business and market cycle analysis, factor returns, valuation and earnings trends, sensitivity analysis, economic forecasts and  macroeconomic analysis to develop target sector allocations for the portfolio. The portfolio’s sector weights are ultimately determined through an optimization process based on its target allocation. The Sub-advisor’s stock selection process utilizes a historical valuation analysis and fundamental research to evaluate potential investment opportunities.
The Fund implements the investment recommendations of the Sub-advisor through the Manager. The Sub-advisor provides a model portfolio to the Manager on an ongoing basis that represents that Sub-advisor’s recommendation as to the securities to be purchased, sold or retained by the Fund. The Manager will execute trades of securities to construct a portfolio for the Fund that represents the model portfolio. The Manager may make reasonable adjustments to the implementation of the model portfolio for trade execution, timing, or other considerations, but will not have discretion with respect to the securities in the Fund’s portfolio.
Although the Fund generally seeks to hold a broad portfolio of at least 85 securities, the Fund from time to time may hold a greater or smaller number of positions. The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
Additional Investment Considerations
The Fund’s objective and investment policies, including its 80% policy, are nonfundamental, which means that they may be changed by the Board without a vote of the Fund’s shareholders. If the objective or the 80% policy were changed, the Fund would notify shareholders at least 60 days before the change became effective.
To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager’s (and the Sub-advisor’s) skill in selecting investments. As with any investment fund, you could lose money on your investment. There is no guarantee that the Fund will achieve its objective.
The Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target of the securities in the Fund’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.
The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager and/or the Sub-advisor may invest a portion of the Fund’s assets in cash or cash equivalents if they are unable to identify and acquire a sufficient number of securities that meet the selection criteria for implementing the Fund’s investment objective(s), strategies and policies, or for other reasons.
Please see the SAI for additional information about other securities in which the Fund may invest.
Other investment strategies
Below are additional investment strategies that are not part of the Fund’s  principal investment strategies. The Fund  may utilize or engage in some or all of these additional investment strategies from time to time, in the discretion of the Manager, as part of the Fund’s non-principal investment strategies.
Lending securities
The  Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for its  use in securities transactions. Borrowers of a Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.
5

How we manage the Fund
Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its total assets (including the amount borrowed).

Purchasing securities on a when-issued or delayed-delivery basis
The  Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date).

Temporary defensive positions
In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that  the Fund holds such instruments, it may be unable to achieve its investment  objective.
The risks of investing in the Fund
Investing in any exchange-traded fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Unlike many ETFs, the Fund is  actively managed, rather than index-based, which means that it does not seek to replicate the performance of a specified index. The information below describes the principal and certain of the non-principal risks you assume when investing in the  Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk
Markets can be volatile, and stock, bond, and other asset prices can change daily, sometimes rapidly or unpredictably. As a result, the Fund’s  holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in investments linked to a particular market sector, which would subject the Fund  to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Volatility in the price of a security may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased  short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Financial markets at times may experience heightened volatility due to various factors, including, but not limited to, government regulations and central bank policy changes. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the  Fund.
The value of assets or income from the Fund’s  investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and  creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Japan investment risk
Because the Fund invests primarily in the securities of companies in Japan, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect Japanese securities. Japan has limited natural resources and relies on imports to meet its commodity needs. Fluctuations or
6

shortages in the commodity markets, trade tariffs, and competition from emerging economies could have a negative impact on the Japanese economy. In the past, Japan’s economic growth has remained relatively low, and it may remain low in the future. The Japanese economic growth rate could be impacted by massive government debt, the Bank of Japan’s monetary policies, interest rate fluctuations, tax increases, budget deficits, consumer confidence and low domestic consumption, currency volatility, certain corporate structural weaknesses, an unstable financial sector, government policy, an aging demographic, a declining population and/or geopolitical conflicts, including with neighboring countries. The performance of the global economy could have a major impact upon equity returns in Japan. Japan has also experienced natural disasters, such as earthquakes and tsunamis, of varying degrees of severity, which could negatively affect the Fund’s investments.

Model risk
Any investment model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market conditions.

Foreign risk
Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the  Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US.  The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.
Other factors that can affect the value of the  Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency  redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region has the potential to adversely impact the Fund’s investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Fund’s investments, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivatives instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, where all or a portion of the  Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the  Fund’s shares and the underlying value of those shares.
Moreover, the Fund will  concentrate its investment in securities of companies located in a specific geographical region. In doing so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area.
7

How we manage the Fund

Industry and sector risk
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Geographic focus risk
Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund  performance than they would in a more geographically diversified equity fund and the Fund’s   performance may be more volatile than the performance of a more geographically diversified fund.

Depositary receipts risk
Depositary receipts, such as ADRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Government and regulatory risks
Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect Fund  performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of the Fund.

Active management and selection risk
The Manager applies the Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Nondiversification risk
The Fund is “nondiversified” and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, a nondiversified fund may invest a greater percentage of its assets in the securities of one or a small number of issuers. Thus, nondiversified funds may hold fewer securities than other funds. A decline in the value of those investments would cause a nondiversified fund’s overall value to decline to a greater degree than if the fund held a more diversified portfolio.

Portfolio turnover risk
High portfolio turnover rates may increase the Fund’s  transaction costs, which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions or other transaction costs, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code of 1986, as amended.

Liquidity risk
Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund  also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.
8

Currency risk
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The  Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

New fund risk
The Fund is a newly organized, diversified management investment company with limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board may determine to liquidate the Fund.

ETF risks

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  Authorized Participants, Market Makers and Liquidity Providers concentration risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The  Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the  Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

●
Cash transactions risk. The  Fund may effect some or all of its creations and  redemptions for cash, rather than in-kind securities. As a result, the  Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the  Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the  Fund’s NAV.

●
Secondary market trading risk. Although the  Fund’s shares are listed for trading on the Exchange and may be listed or traded on  U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for the  Fund’s shares will develop or be maintained. Trading in the  Fund’s shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in the Fund’s shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. There can be no assurance that Fund shares will trade with any volume, or at all, on any stock exchange. Moreover, the Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the  Fund’s shares being delisted by the Exchange. Additionally, in stressed market conditions, the liquidity of the  Fund’s shares may begin to mirror the liquidity of  the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s shares.

●
Shares May Trade at Prices Other Than  NAV. As with all ETFs, shares of the  Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of  the  Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of the  Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of the Fund’s shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, the  Fund’s shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of  the  Fund’s shares is falling fastest, which may be the time that you most want to sell your Fund shares. The Manager believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

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How we manage the Fund

IBOR risk
The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Natural disaster and epidemic risk
Natural disaster and epidemic risk is the risk that the value of the Fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact  the Fund’s ability to achieve its investment objective.
Disclosure of portfolio holdings information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.  The Fund discloses its  portfolio holdings daily at global.nomuraassetmanagement.com/investments/etf.
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Who manages the Fund

Investment manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund’s  investment manager. The Manager is a series of Nomura Investment Management Business Trust (NIMBT), which is a Delaware statutory trust and Securities and Exchange Commission (SEC) registered investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its Delaware Management Company series. The Manager has overall responsibility for the Fund’s  portfolio, manages the Fund’s  business affairs, and provides daily administrative services.
Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager a unitary management fee that is accrued daily and paid monthly as a percentage of average daily net assets equal to 0.49%.
From the unitary management fee, the Manager pays most of the expenses of the Fund, including the cost of sub-advisory fees to the Sub-advisor, transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Management Agreement, the Manager is not responsible for (i) interest expenses; (ii) taxes (including, but not limited to, income, excise, transfer and withholding taxes); (iii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities, instruments or other investments and the execution of portfolio transactions, including brokerage commissions; (iv) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (v) litigation expenses; (vi) the investment advisory fee payable to the Manager; (vii) non-routine or extraordinary expenses (including, without limitation, the expense associated with proxy solicitations and fund reorganizations); and (viii) acquired fund fees and expenses.
A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available on the Fund’s website and will be available in the Fund’s first report filed with the SEC on the Fund’s Form N-CSR following the commencement of operations.
Sub-advisor
NAMCO, located at Toyosu Bayside Cross Tower, 2-2-1, Toyosu, Koto-Ku, Tokyo, Japan, 135-0061, serves as the sub-advisor for the Fund. A discussion of the basis for the Board’s approval of the  Fund’s investment sub-advisory contract with NAMCO  is available on the Fund’s website and will be available in the Fund’s first report filed with the SEC on Form N-CSR following the commencement of operations.
Portfolio managers
Kenji Oki and Taketo Usui are the portfolio managers primarily responsible for the overall day-to-day management of the Fund through the model portfolio provided to the Manager. When making decisions for the Fund, they regularly consult with other investment professionals.
Kenji Oki, CMA
Senior Portfolio Manager
Kenji Oki is a Senior Portfolio Manager in the Global Quants Team within the Global Solutions Group, Investment Department, responsible for quantitative investment management. Before assuming his current role in 2024, he was a Portfolio Manager in the Equity Group since 2020. Previously, he was a Portfolio Manager in the Multi-Asset Group since 2018, having joined the group as an Assistant Portfolio Manager in 2017. He joined the firm in April 2014 as an Assistant Manager in the Investment Trust Business Strategy Department. He has over 13 years of financial industry experience. He holds a Master of Science from Kyoto University. He is a CMA charterholder.
Taketo Usui, CMA
Senior Portfolio Manager
Taketo Usui is a Senior Portfolio Manager in the Global Quants Team within the Global Solutions Group, Investment Department, and is engaged in quantitative investment management. He was appointed to this role in April 2024. Previously, he served as a Portfolio Manager in the Global Quants Team within the Global Solutions Group, Investment Department, since September 2018. He was appointed Assistant Portfolio Manager in the Quantitative Active Products Group, Investment Department, in July 2015. He joined the firm in April 2013 as an Assistant Manager in the Institutional Business Planning Department. He has over 14 years of financial industry experience. He holds an MBA from Hitotsubashi University and a Bachelor of Science in Commerce and Management from Hitotsubashi University. He is a CMA charterholder.
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Who manages the Fund
The  SAI provides additional information about the  portfolio manager’s compensation, other accounts managed by the portfolio manager, and   the  portfolio manager’s ownership of Fund shares.
Manager of managers structure
The Fund  and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund  without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund  to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund  without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Fund  and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor or a material amendment to an existing sub-advisory agreement to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated sub-advisor is hired for  the Fund, shareholders will receive information about the new sub-advisor within 90 days of the change.
Who’s who
Board of trustees: Exchange-traded funds are governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the Fund’s service providers.

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of a fund’s assets. A sub-advisor is a company generally responsible for the day-to-day management of a fund’s assets or some portion thereof. A sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in a fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.
Portfolio managers: Portfolio managers make investment decisions for individual portfolios.
Distributor: Exchange-traded fund distributors interact with authorized participants during the creation and redemption process of the Fund’s creation units and approve orders for creation units bought by Fund shareholders. Distributors are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing fund sales practices.
Authorized Participant: Exchange-traded funds interact directly with certain broker-dealers, also called authorized participants, to sell and redeem shares of the Fund. The Fund’s  authorized participants then sell the Fund’s shares to investors on the secondary market.
Service agent: Registered fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the Fund.
Custodian: Registered funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.
Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.
Shareholders: Fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.
12

About your account

Investing in the Fund
Buying and Selling Shares
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this prospectus. Only an AP may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund will be listed for trading on NYSE Arca, Inc.  (previously defined as the “Exchange”), a national securities exchange, for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Shares of the Fund trade under the following ticker symbol: NJPN.

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund  through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the  Fund has little trading volume and market liquidity.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (frequent trading) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (market timing), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 (1940 Act) restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund  beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in other exemptive relief as applicable. In order for an unaffiliated registered investment company to invest in shares of the Fund  beyond the limitations of Section 12(d)(1), the registered investment company must generally enter into an agreement with the Fund.
Book Entry
Shares of the Fund  are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the Fund  and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund  are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the Fund’s  shares in the secondary market generally differ from the Fund’s  daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors.

The NAV of the  Fund is determined by deducting the  Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of the Fund by the number of shares outstanding.

The Fund calculates    the NAV per share as of the scheduled close of regular trading on the New York Stock Exchange (NYSE). The Fund does not
13

About your account
calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The  Fund’s NAV per share is readily available online at global.nomuraassetmanagement.com/investments/etf.
In calculating its NAV, the  Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. The  Fund prices    fixed income securities on the basis of valuations provided by an independent pricing service that uses methods approved by the Board. If such information is not available for a security held by  the  Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines approved by the Board.
Creations and Redemptions
Prior to trading in the secondary market, shares of the Fund  are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares, or multiples thereof. An AP is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund  or one of its  service providers (AP Agreement) that allows such member or participant to place orders for the purchase and redemption of Creation Units. All orders for the creation or redemption of Creation Units for the  Fund  must be placed by or through an AP that has entered into an AP Agreement with the Distributor.

A creation transaction, which is subject to acceptance by the Distributor, generally takes place when an AP deposits into the  Fund a designated portfolio of securities, assets or other positions and/or an amount of cash (which may include cash in lieu of certain securities, assets or other positions) in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units by APs, generally for a designated portfolio of securities, assets or other positions and/or cash (which may include cash in lieu of certain securities, assets or other positions).

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP Agreement.

Creation and redemption baskets may differ and the Fund  will accept “custom baskets.” More information regarding custom baskets is contained in the SAI. As a result of any system failure or other interruption, creation or redemption orders either may not be executed according to  the  Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change such orders. Information about the procedures regarding creations and redemptions of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Premium/Discount Information
Information regarding how often the shares of the Fund traded on the Exchange at a price above (at a premium) or below (at a discount) the  NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year, can be found at global.nomuraassetmanagement.com/investments/etf.
Distribution
The Distributor, Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund  on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Fund  or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Payments to intermediaries
The Manager and its affiliates may pay additional compensation at their own expense and not as an expense of the  Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Manager or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the  Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other funds advised by the Manager), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the  Fund and/or some or all other funds advised by the Manager), the  Fund’s advisory fees, some other
14

agreed-upon amount, or other measures as determined from time to time by the Manager. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Manager may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular fund than sponsors or distributors of other funds make to your Financial Intermediary with respect to the distribution of the shares of their funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the fund making the higher payments over shares of other funds or over other investment options. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the  Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the  Fund’s shares.
Fair valuation
When the Fund uses  fair value pricing, it  may take into account any factors it deems  appropriate. The  Fund  may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund  to calculate its NAV  may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund  may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00  pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund  may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has designated the Manager as the valuation designee, and delegated responsibility for valuing the  Fund’s assets to the Manager and its Pricing Committee, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight. The Manager, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the  Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing vendors and services. The Manager has a Pricing Committee to assist with its designated responsibilities as valuation designee.
Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call  844-469-9911.
15

About your account
Document delivery
You will receive the Fund’s  financial reports every six months as well as an annual updated prospectus. Householding for the Fund  is available through certain broker-dealers. Householding is a process in which related shareholders in a household will be sent only one copy of the financial reports and prospectus. You may contact your broker-dealer to enroll in householding. Once enrolled, this process will continue indefinitely unless you instruct your broker-dealer otherwise. If you prefer not to have these documents householded, please contact your broker-dealer. At any time you may view current prospectuses and financial reports on our website.
Investor services
To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Fund’s  website at global.nomuraassetmanagement.com/investments/etf, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with the Fund.

Electronic delivery
With eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Dividend reinvestment plan
The Fund  will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund  through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the   Fund purchased in the secondary market. Distributions reinvested in additional shares of the  Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
Dividends, distributions, and taxes
The  Fund intends to elect and to qualify each year as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (Code). As a RIC, the  Fund generally pays no federal income tax on the income and gains it timely distributes to you. The  Fund intends to pay income dividends annually  from its net investment income. Capital gains, if any, may be paid at least annually. The  Fund  may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the  Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased the shares makes such option available.
Annual statements. After the close of each calendar year, you will receive tax information from the broker with respect to the federal income tax treatment of the  Fund’s distributions and any taxable sales of Fund shares occurring during the prior calendar year. You may receive revised tax information if the Fund must reclassify its distributions or the broker must adjust the cost basis of any covered shares sold after you receive your tax information. Your statement will show the exempt-interest dividends you received, if any, and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in October, November or December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s  distributions is available at global.nomuraassetmanagement.com/investments/etf.
Avoid “buying a dividend.” At the time you purchase your Fund shares, the price of the  Fund’s shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the  Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend” and generally should be avoided by taxable investors.
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Tax considerations
If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Income Distributions. The  Fund  intends to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether you receive them in cash or you reinvest them. Income distributions are generally taxable at ordinary income tax rates, except to the extent they are reported as qualified dividend income. Dividends that are reported by the Fund as qualified dividend income are eligible for the reduced current maximum rate for individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements are met by you and by the Fund. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a real estate investment trust (REIT) will be treated as qualified dividend income only to the extent so designated by such underlying fund or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The investment strategies of the Fund may limit the Fund’s ability to make distributions eligible for treatment as qualified dividend income.
Distributions reported by the Fund  as long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are taxable at a current maximum rate of 20% for non-corporate shareholders. As set forth below, certain distributions may be treated as exempt-interest dividends. Once a year, the Fund  (or its  administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may limit the Fund’s ability to distribute dividends eligible for the dividends received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (IRS).

Sales of exchange-listed shares. Each sale or exchange of Fund shares may be a taxable event and will ordinarily result in a taxable capital gain or loss assuming you hold your shares as a capital asset. For tax purposes, an exchange of your Fund shares for shares of a different Fund is treated the same as a sale. Any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares and disallowed to the extent that exempt interest dividends were paid with respect to such Fund shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of such Fund are replaced by other substantially identical shares of such Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Cost basis reporting. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on creation and redemption of creation units. An AP that exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanging AP’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An AP that exchanges Creation Units for securities will
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About your account
generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor(s) with respect to whether wash sale rules apply and when a loss might be deductible.

APs that create or redeem Creation Units will be sent a confirmation statement showing how many shares they purchased or sold and at what price.

If the Fund issues Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund’s shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units. The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund’s shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of the securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. In such case, it is solely incumbent upon the purchaser to provide adequate advance notification to the Trust of its intention to not recognize gain or loss upon the exchange of securities for Creation Units.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If the Fund redeems Creation Units in part or entirely in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Net Investment Income tax. An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the  Fund and net gains from the sales of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income capital gains or proceeds from the sale of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the  Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the broker, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund  may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of “Dividends, distributions and taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the  Fund  may be found in the SAI.
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Continuous Offering
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund  on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Fund shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for the  Fund’s shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in the Fund’s shares, whether or not participating in the distribution of the Fund’s shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Fund’s shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the  Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information
The Fund enters into contractual arrangements with various parties, including among others the Fund’s  investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund  that you should consider in determining whether to purchase shares of the  Fund. The Fund  may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
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Financial highlights

There is no financial highlights information for the Fund because it is a new fund and has no performance history as of the date of this prospectus.
20

Additional information

Contact information

●	Website: global.nomuraassetmanagement.com/investments/etf

●	Service Center information: 844-469-9911 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

●	Written correspondence: Nomura ETF Trust II, c/o Foreside Financial Services, Three Canal Plaza, Suite 100, Portland, ME 04101.

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Additional information about the Fund’s investments will be available in its annual and semiannual shareholder reports and in Form N-CSR filed with the SEC, when available. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, the annual or semiannual reports (when available), or the Form N-CSR, or if you have any questions about investing in the Fund, write to us at Nomura ETF Trust II, c/o Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or call toll-free 844-469-9911. The SAI, shareholder reports and the Form N-CSR will be available, free of charge, through the Fund’s website at global.nomuraassetmanagement.com/investments/etf. You may also obtain additional information about the Fund from your financial advisor.
You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.
Investment Company Act number: 811-04973

PR-ETF-NJPN 11/26

Statement of Additional Information
NOMURA ETF TRUST II

Fund Name	Ticker Symbol	Exchange
Nomura Japan Equity ETF	NJPN	NYSE Arca, Inc.
November 4, 2026
Three Canal Plaza, Suite 100, Portland, ME 04101 (regular mail)
For a Prospectus, Performance, and Information on Existing Accounts: 844-469-9911
This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”) for the Nomura Japan Equity ETF, dated November 4, 2026, as it may be amended from time to time.
This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.
The Prospectus may be obtained through our website at  global.nomuraassetmanagement.com/investments/etf; by writing or calling your financial advisor; or by contacting the Fund’s distributor, Foreside Financial Services, LLC (“Foreside” or the “Distributor”), at the above address, or by calling the above phone number. An Annual Report, when available, can be obtained, without charge, by calling 844-469-9911. Copies of the Annual and/or Semiannual Reports (when available) also are available at global.nomuraassetmanagement.com/investments/etf.

General Description of the Trust and the Fund
Nomura ETF Trust II (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) that currently consists of seven separate portfolios.  This SAI pertains to the Nomura Japan Equity ETF (the “Fund”).  The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Nomura Investment Management Business Trust (“NIMBT”) (a Delaware statutory trust). Nomura Asset Management Co., Ltd. (“NAMCO” or the “Sub-advisor”) serves as a sub-advisor to the Fund, as described under “Investment Manager and Other Service Providers.” For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include NAMCO.
Organization
The Trust was originally organized as a Minnesota corporation in 1987 and reorganized as a Delaware statutory trust on November 1, 1999. Effective May 20, 2026, the Trust was renamed from Voyageur Insured Funds to  Nomura ETF Trust II.
Classification
The Fund is “nondiversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is not required to meet certain diversification requirements under the 1940 Act that may limit its investments. A fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).
The Fund is an exchange-traded fund (“ETF), and, therefore, issues and redeems its shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any or all portions of such securities, assets or other positions for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Fund will be listed for trading on  NYSE Arca, Inc. (the “Exchange”), a national securities exchange.
Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares of the Fund are redeemable only in Creation Units and generally in exchange for portfolio securities, assets or other positions and a Cash Component, although they may also, at times, be redeemed for cash. Creation Units typically are a specified number of shares, generally 50,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 102% and up to 105% with respect to the Fund, which percentages the Trust may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund  is contained in the “Shareholder Information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the  Fund are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. Shares of the Fund  may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund  will continue to be met. The Exchange may, but is not required to, remove the shares of the  Fund from listing if (i) following the initial twelve-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund, (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (iii) the Fund fails to meet certain continued listing standards of the Exchange, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the  Fund from listing and trading upon termination of the Fund.
As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
The Trust reserves the right to adjust the share prices of the Fund  in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund  or an investor’s equity interest in the Fund.

Investment Objective, Restrictions, and Policies
Investment Objective
The  Fund’s investment objective is described in the Prospectus. The  Fund’s investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (“Board”) must approve any changes to nonfundamental investment objectives, and the  Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.
Fundamental Investment Restrictions
The Fund has adopted the following policies as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a fund represented at a meeting at which the holders of more than 50% of the fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the fund.
1. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.
2. The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.
3. The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4. The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
6. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) issued by governments or political subdivisions of governments or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry or group of industries.
Nonfundamental Investment Restrictions
In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered nonfundamental and may be changed by the Board without shareholder approval:
1. Investment in illiquid securities:
The Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments (as such term is defined in Rule 22e-4 of the 1940 Act). Rule 22e-4 defines an “illiquid investment” to mean any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Rule.
2. Investment in Financial Instruments:
The Fund may invest in Financial Instruments (as defined herein) if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.
3. Concentration Policy:
In applying the Fund’s concentration policy (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.
Except with respect to the Fund’s policy concerning borrowing, an investment policy or restriction that states a maximum percentage of the Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays). With respect to the Fund’s limitation on illiquid investments, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the  Fund will take steps to bring the aggregate amount of illiquid investments back within the limitation as soon as reasonably practicable.
4. Names Rule Policy:
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Japanese companies.
Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish the  Fund’s investment objective. The  Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (“Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.
The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.
Investment Strategies and Risks
The Fund’s investment objective, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Fund’s  investment strategies and risks that are included in the Prospectus. The  Fund is an actively managed exchange-traded fund (“ETF”)  that does not seek to replicate the performance of a specified index. The Fund’s investment strategies are nonfundamental and may be changed without shareholder approval.
Borrowing
The Fund may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Fund may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments, failed trades, the clearance of purchases and sales of portfolio securities, and securities on loan. The Fund will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.
In addition, the Fund may maintain a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Fund maintains a negative cash balance and its investments decrease in value, the Fund’s losses will be greater than if it did not maintain a negative cash balance. The Fund is required to pay interest to its custodian on negative cash balances.
The 1940 Act and the SEC’s current rules, exemptions, and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.
In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Depositary Receipts
The Fund may invest in foreign companies by purchasing sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), or global depositary receipts (“GDRs”).
Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the US. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust

Investment Strategies and Risks
company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers,  the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.
EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a US corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.
Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or  unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.
Derivatives Instruments
The Fund may invest in some or all of the following types of derivatives instruments: equity linked securities,  forward foreign currency contracts, futures, options, options on futures contracts, and swaps, all of which are described in more detail in this section of the SAI.
Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.
The Fund may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Fund may differ from the manner in which those investments are valued by other types of investors.
Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager is exempt from registration as a commodity trading advisor and provides commodity interest trading advice to the Fund in reliance upon applicable exemptions from registration under the Commodity Exchange Act.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Fund, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA, or the Fund, its investment strategies, or this SAI.
Generally, the exclusion  from CPO definition and regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, the Fund may incur additional compliance and other expenses.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC,  CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments may prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect  the Fund’s ability to achieve its investment objective(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the  Fund, may increase the cost of the Fund’s investments and cost of doing business.
Equity Linked Securities
The Fund may invest a portion of its assets in equity linked securities. Equity linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging market. In some instances, investments in equity linked securities may be subject to the Fund’s limitation on investments in investment companies.
Equity linked securities are privately issued derivatives securities which have a return component based on the performance of another security, a basket of securities, or an index. Investing in equity linked securities can be an alternative to investing in the underlying security directly in situations where a US-based fund would have to register with a foreign exchange or foreign securities agency to be able to purchase the underlying security directly.
Equity linked securities are generally subject to the risks associated with derivatives investments. Such risks include the possibility that the Fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index, and that security or index moves in the opposite direction from what the Fund’s Manager had anticipated. Another risk of derivatives transactions is the possibility that the counterparty issuing the equity linked security does not have the financial (or other) ability to fulfill its contractual obligations. The Fund’s Manager will review various factors, including the risks and costs associated with equity linked securities, in determining whether the Fund should invest in them. The purchase of an equity linked security does not usually give the holder the right to obtain the underlying security (or securities).
Foreign Investments
The Fund will invest in the securities of foreign issuers. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to shareholders. It is also expected that the expenses for custodial arrangements of the Fund’s foreign securities will be somewhat greater than the expenses for the custodial arrangements for US securities of equal value. The Fund may invest a portion of its assets in foreign corporate or government fixed income securities. Although not a principal strategy of the Fund, for temporary defensive purposes, all or a substantial portion of its assets may be invested in these securities rated AA or better by S&P and Aa or better by Moody’s, or if unrated, determined to be of comparable quality.
Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.
There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.
There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the US or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Investment Strategies and Risks
Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its  net asset value (“NAV”).
In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.
To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.
The holding of foreign securities may be limited by the Fund to avoid investment in certain passive foreign investment companies (“PFICs”).
Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.
A frontier market country is also a type of developing market country and these risks are magnified in frontier market countries as they generally have smaller economies or less developed capital markets than traditional emerging market countries.
In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards that are comparable to those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security that is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet the Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.
Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.
Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.
Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies,  instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds;  participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.
Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US currency on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary  Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as

Investment Strategies and Risks
favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.
Certain currencies have experienced a steady devaluation relative to the US dollar. Any  devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.
Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign securities losses.
The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Fund interprets the fundamental restriction related to commodities to permit it (subject to its investment objective and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in ETFs or other entities that invest in physical and/or financial commodities.
Forward Foreign Currency Contracts
The  Fund may purchase or sell currencies and/or engage in forward foreign currency contracts. The  Fund will not enter into forward foreign currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The  Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over the counter) for hedging purposes to protect against declines in the US dollar value of foreign securities held by them and against increases in the US dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.
The Fund values its assets daily in US dollars, but it does not intend to convert the value of its foreign holdings into US dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Fund may conduct its forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward foreign currency contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, the Fund may enter into a forward foreign currency contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.
At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions.
The Fund may use forward foreign currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward foreign currency contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward foreign currency contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.
The Fund may also use forward foreign currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward foreign currency contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound’s value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward foreign currency contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Under definitions adopted by the  CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward foreign currency contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
Risks of forward foreign currency contracts. The successful use of these transactions will usually depend on the Manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the  counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might avoid a loss.
Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause  the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Futures and Options on Futures
The Fund may enter into contracts, and options on contracts, for the purchase or sale for future delivery of securities or foreign currencies. The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.
Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually

Investment Strategies and Risks
accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the  CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.
The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the  FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Fund’s custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.
Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of  the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.
If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The  CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.
The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the  FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.
For more general information about the mechanics of purchasing and writing options, see “Options” below.
Risks of options on futures contracts. The  Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.
Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal. It is anticipated that the Fund’s investments in futures may generate qualifying income under Subchapter M of the Internal Revenue Code.
Illiquid and Restricted Investments
The  Fund is permitted to invest up to 15% of its net assets in illiquid investments. For purposes of the  Fund’s 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

Investment Strategies and Risks
The Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. The  Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund. Restricted securities may involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in  the Fund obtaining a less favorable price on a resale.
The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the  Fund’s limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.
Initial Public Offerings
The Fund may invest in a company at the time of its initial public offering (“IPO”).
Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.
Investment Companies
The Fund may invest in other investment companies, including other  ETFs, to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.
Specifically, Section 12(d)(1) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund. The Fund will limit its investments in other investment companies in accordance with the Section 12(d)(1) limitations set forth above, except to the extent that any statutes, rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits. For example, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies, including ETFs, beyond these limits. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without first obtaining an exemptive order from the SEC, provided that certain conditions are met. Among those conditions, for example, are the requirements that that a fund and its advisory group will not control an acquired fund (as defined in the rule) and the acquired fund does not, in turn, itself invest in underlying funds and ETFs beyond certain limits.
Because investment companies generally pay advisory, administrative and other fees that are borne indirectly by investors, a fund will generally bear a proportionate share of these expenses when it invests in another investment company. In addition, to the extent a fund invests in an  ETF, it may also incur brokerage commissions in connection with the purchase and sale of the ETF’s shares.
The Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the  NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If  the Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.
To the extent that the Fund invests in an  ETF, the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs’ operating expenses and transaction costs.

Options
The Fund may purchase call options or purchase put options on securities and will not engage in option strategies for speculative purposes. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets. The Fund may invest up to 2% of its total assets in the purchase of put options. At all times during which it holds a put option, the Fund will own the security covered by such option.
The Fund also may acquire options on stock indices. The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets. The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid investments. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.
Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the  Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.
Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an  instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Investment Strategies and Risks
Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Fund will write call options on a covered basis only.
If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Closing out options (exchange-traded options). As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same  series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.
Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.
OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.
There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.
Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Fund will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.
For US federal tax law purposes, to qualify as a  REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% of its gross income from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company’s assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.
REIT risks. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT’s performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.
REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
Because  REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements
The Fund may  invest in repurchase agreements, although it normally does not do so, except to invest cash balances or for temporary defensive purposes.
Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or  instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Investment Strategies and Risks
Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to the Fund’s investment restriction on illiquid investments.
The Nomura Funds have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Nomura Funds jointly to invest cash balances. As part of the Nomura Funds, the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.
Securities Lending
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
The Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York  Mellon (“BNY”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY  must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.
The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements  collateralized by US Treasury securities; certain obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; certain obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.
The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the  Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The  Fund records security lending income net of allocations to the security lending agent and the borrower.
Short-Term Debt Instruments and Temporary Investments
The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. The Fund may invest its cash balance in US government securities and other short-term instruments. For temporary defensive purposes during periods when the Manager determines that conditions warrant, the Fund may increase this percentage up to 100%.  The  Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  For purposes of these policies, money market securities include: (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail in this SAI.
US Government Securities. Examples of types of US government obligations in which the Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. The Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category. See “Appendix A —  Description of Ratings” for a description of the rating symbols of S&P and Moody’s.
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven calendar days may be considered to be illiquid investments.

Investment Strategies and Risks
Small to Medium-Sized Companies
The Fund may invest in equity securities of small to medium-sized companies.  These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500® Index. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are typically subject to a greater degree of change in their earnings and prospects. The companies’ securities may trade less frequently and have a smaller trading volume. The securities may be traded only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.
Swaps
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or  non defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap, the Fund is required to pledge to the swap  counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, the Fund’s ultimate  counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.
When the Fund enters into a cleared swap, it must deliver to the central  counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Currency swaps. A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-US currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies. For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-US currency by entering into a cross currency swap whereby one party would make payments in the non-US currency and receive payments in US dollars. Or, a currency swap may be used to gain exposure to non-US currencies and non-US interest rates by making payments in US dollars and receiving payments in non-US currencies.
Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.
Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap  counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Investment Strategies and Risks
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.
Certain Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.
Swaps may be priced using fair value pricing.
Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for the Fund if the Manager deems the counterparty to be creditworthy under the Fund’s counterparty review process. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central  counterparty, which may affect counterparty risk and other risks faced by the Fund.
Central clearing is designed to reduce  counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an  FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.
Finally, the Fund is subject to the risk that, after entering into a cleared swap, no  FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment.

When-Issued and Delayed-Delivery Securities
The Fund  may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
Zero Coupon and Payment-In-Kind Bonds
The  Fund may invest in zero coupon and payment-in-kind bonds.
The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.
Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.
Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. The  Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.
Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access (e.g., through “hacking,” “phishing” or malicious software coding) to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Investment Strategies and Risks
As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.
The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. The third-party service providers rely on digital technologies, computer and email systems, software, web-based applications, cloud-based technology, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.
Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.
IBOR Transition Risk
The London Interbank Offered Rate (“LIBOR”) was a common benchmark interest rate index used to make adjustments to variable-rate loans and historically was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives).
The majority of  LIBOR rates were phased out at the end of 2021. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12- month) ceased publication as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new  LIBOR-based contracts should be entered into after 2021.
Over the past several years, various regulators and industry bodies identified alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some instruments tied to LIBOR or a similar rate may include a replacement rate, not all instruments have such fallback provisions, and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments.
Any effects of the transition away from  LIBOR and the adoption of ARRs, as well as other unforeseen effects, could result in losses. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an ARR is not completed in a timely manner.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.
Disclosure of Portfolio Holdings
On each business day of the Fund, before the opening of regular trading on the Exchange, the Fund will disclose on its website (global.nomuraassetmanagement.com/investments/etf) certain information relating to the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per share.
Consistent with current law, the Fund also will release complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.
Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agents for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund in the ordinary course of business. The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers and service providers to the Fund, including Authorized Participants and pricing services.

Management of the Trust
Trustees and officers
The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information on the Trust’s Trustees and principal officers is provided below. The Trustees serve for indefinite terms until their mandatory retirement, resignation, death, or removal. Trustees who are not “interested persons” as defined by the 1940 Act are referred to as the “Independent Trustees”.
As of the date of this SAI, the Fund has not yet commenced operations and therefore the officers and Trustees of the Trust did not own any of the outstanding shares of the  Fund.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	99
Nomura Asset Management International[3]—Chief Executive Officer (2025-Present); Macquarie  Asset Management[4] (2015–2025)—Head of Equities & Multi-Asset (2023–2025); Head of Americas of  Macquarie Group (2017–2025); Global Head of Public Investments (2019–2023)
					None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	99	Stonebrook Capital Management, LLC (financial technology: macro factors and databases)—Managing Member (1993–Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	99	J.P. Morgan Chase & Co. (1987–2013)—Chief Executive Officer, Private Wealth Management (2011–2013)	None
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	99
Private Investor (2011–Present); State Street Bank and
Trust Company (1996–2011)—Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer
					None
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	99	Temple University—President (2024–Present) Drexel University—President (2010-2024)	FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–2024) Community Health Systems (2004–Present)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[5]	99
University of Oklahoma—President (2020–Present); Interim President (2019–2020); Vice President and Dean, College of Law (2010–2019)
Brookhaven Investments LLC (commercial enterprises) — Managing Member (2019–Present)
St. Clair, LLC (commercial enterprises)—Managing Member (2019–Present)
					OU Health, Inc. (2020–Present) Valliance Bank (2007–Present)
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[5]	99	Children’s Mercy Hospitals and Clinics (2005–2019)—Chief Administrative Officer (2016-2019; Chief Financial Officer (2006–2016)
Brixmor Property Group
Inc. (REIT) (2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology (resource
recovery) (2021–2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2004–Present)
American Shared Hospital
Services (medical device)
(2017–2021)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	99	Banco Itaú International—Chief Executive Officer (2012–2016); US Trust, Bank of America Private Wealth Management—President (2007-2008); U.S. Trust Corp.—President & CEO (2005-2007)	Invitation Homes Inc. (2023–Present) Callon Petroleum Company (2019–2024) Camden Property Trust (2011–Present) New Senior Investment Group Inc. (REIT) (2021)
Brian A. Swain 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1969	Trustee	Since August 2026	99	Deputy Chief Investment Officer, Howard University (February 2018 – Present)	Director, Montgomery County, Maryland Employee Retirement Plan’s Investment Trust (October 2021–2024)

Management of the Trust

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	99	PNC Financial Services Group (1983–2013)—Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	99
Gore Creek Capital, Ltd.—Chief
Executive Officer and President
(2009–Present); Capital Z Asset
Management—Chief Executive
Officer (2008-2009); California Public Employees’  Retirement
System  (CalPERS)—Senior Investment  Officer of
Global Equity (2002–2008)

The Merger Fund
(2013–2021), The Merger
Fund VL (2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021), and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers
Aaron C. Buser 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	Vice President, General Counsel, and Secretary	Vice President since August 2022; General Counsel and Secretary since May 2025
Aaron C. Buser has served in various capacities at Nomura Asset Management since December 2025; previously, he  served in various capacities  at MAM since June 2022; prior to that, he served as  Vice President and  Assistant Secretary at SEI Investments  Management Corporation  and SEI Funds.

David F. Connor[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Assistant Secretary	Senior Vice President since May 2013; Assistant Secretary since May 2025	David F. Connor has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
Daniel V. Geatens[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Richard Salus[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
1	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Nomura Funds complex.
2	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
3	Nomura Asset Management is part of the Investment Management Division of the Nomura Group, including the Fund’s Manager, principal underwriter, and transfer agent.
4	Macquarie Asset Management (“MAM”) is the marketing name for certain companies comprising the asset management division of Macquarie Group.
5	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Nomura Funds complex.
6	David F. Connor and Daniel V. Geatens serve in similar capacities for the portfolios of Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.
The following table shows each Trustee’s ownership of shares of all  Nomura Funds as of December 31, 2025. Because the Fund  had not commenced operations prior to the date of this SAI, the Trustees do not own any shares of the Fund.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Brian A. Swain**	None	None
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
**	Mr. Swain became a Trustee effective August 1, 2026.
The following table describes the compensation received by each Trustee entitled to receive compensation for the Trust’s fiscal year ended March 31, 2026.  Only the Independent Trustees of the Trust receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Nomura Funds Complex[1]
Jerome D. Abernathy	None	None	$427,500
Ann D. Borowiec	None	None	$420,000
Joseph W. Chow	None	None	$397,500
John A. Fry	None	None	$405,000
Joseph Harroz, Jr.	None	None	$427,500
Sandra A.J. Lawrence	None	None	$397,500

Management of the Trust

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Nomura Funds Complex[1]
Frances A. Sevilla-Sacasa	None	None	$433,750
Brian A. Swain[2]	None	None	None
Thomas K. Whitford (Chair)	None	None	$523,750
Christianna Wood	None	None	$427,500
1	Each Independent Trustee receives an annual retainer fee for serving as a Trustee for the investment companies in the Nomura Funds family of funds (99 funds in the complex) for which they serve, plus certain meeting fees. The committee chairs and Board Chair also receive retainers for serving as committee chair or serving as Board Chair, respectively. An Independent Trustee may receive additional fees based on determination by the Board Chair and the Nominating and Corporate Governance Committee.
2	Mr. Swain became a Trustee effective August 1, 2026.
Common Board of Trustees: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise  the Nomura  Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.
Size and Composition of Board: The Board is currently composed of eleven Trustees. Ten of the eleven are Independent Trustees. The Board is composed of Trustees with a variety of professional backgrounds and experiences. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.
Qualifications of the Trustees: The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. In reaching its determination the Board, at the recommendation of the Nominating and Corporate Governance Committee, considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills. No one such factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; (ii) the ability to work effectively and collegially with other people; (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole; and (iv) the Trustee’s willingness and ability to contribute to the Board’s oversight and decision-making functions and provide the necessary skills to allow the Board to carry out its responsibilities. In addition to the table above, set forth below is a brief discussion of the specific experience, qualifications and skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Jerome D. Abernathy — Mr. Abernathy has extensive experience in the investment management industry. He has been the Managing Member of  Stonebrook Capital Management, LLC (financial technology: macro factors and databases) since 1993 and has served in various roles including Chief Investment Officer and Managing Partner. Prior to that, Mr. Abernathy served as a Managing Director at Guggenheim Investments, Director of Research at Moore Capital Management, and as a trader and researcher at Morgan Stanley. He also has experience as a director of other corporate and not-for-profit boards,  including current service for Computers for People beginning in 2023 and the Hoboken Community Center beginning in 2026.  Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology. He has served on the Board since January 2019.
Ann D. Borowiec — Ms.  Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since March 2015.
Joseph W. Chow — Mr. Chow has extensive experience in the banking and financial services industry, including investments, risk management and business strategy. Mr. Chow is currently a private investor. He was previously at State Street Bank and Trust Company where he held a number of positions between 1990 and 2011, including Executive Vice President of Enterprise Risk Management, Executive Vice President of Emerging

Economies Strategy, and Chief Risk and Corporate Administration Officer. He also has experience as a director of other corporate and not-for-profit boards, including Hercules Technology Growth Capital, Inc. Mr. Chow holds a  B.A. degree from Brandeis University and a M.C.P. (city planning) and a M.S in Management (finance) from the Massachusetts Institute of Technology. He has served on the Board since January 2013.
John A. Fry — Mr. Fry has extensive experience in higher education. Having served in senior management for four major institutions of higher learning, he has extensive experience overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He has been the President of Temple University since 2024. Prior to that, he served as President of Drexel University from 2010 to 2024; President of Franklin & Marshall College from 2002 to 2010; Executive Vice President of the University of Pennsylvania from 1995 to 2002; and as a management consultant for the higher education and non-profit sectors at Coopers & Lybrand’s National Higher Education Consulting Practice from 1990 to 1995 and KPMG Peat Marwick from 1982 to 1990. He also has extensive experience as a director of other corporate and not-for-profit boards, including, among others, the Federal Reserve Bank of Philadelphia, the Kresge Foundation and FS Credit Real Estate Income Trust Inc. Mr. Fry holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. He has served on the Board since January 2001.
Joseph Harroz, Jr. — Mr. Harroz has extensive experience in higher education. He has been the President of the University of Oklahoma since 2020. Prior to that he served as the Interim President from 2019 to 2020, Dean of the College of Law from 2010 to 2019, General Counsel from 1997 to 2019 and Vice President of Executive Affairs from 1994 to 1997. Mr. Harroz is a Managing Member of Brookhaven Investments LLC and St. Clair, LLC, each commercial enterprises, since 2019. He also has experience as a director of other corporate and not-for-profit boards, including OU Health, Inc., Southeastern Athletic Conference, Big 12 Athletic Conference and Valliance Bank. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. He has been on the Board since April 2021 and prior to that on the Board of Trustees of the Ivy Funds from November 1998 to April 2021, serving as chair of that board for more than a decade.
Sandra A.J. Lawrence — Ms. Lawrence has extensive experience in the healthcare and financial services sectors. She is currently a private investor. Ms. Lawrence was Chief Administrative Officer and Executive Vice President of Children’s Mercy Hospitals and Clinics from 2016 to 2019 and Chief Financial Officer and Executive Vice President from 2005 to 2016. Prior to that, she was Chief Financial Officer and Senior Vice President of Midwest Research Institute (MRI) from 2004 to 2005, Vice President and Administrator of Gateway, Inc. from 1998 to 2000, General Manager of Gateway’s Kansas City operation from 1997 to 1998, Director of MRI’s Statistics & Economics Center from 1995 to 1997, and President of Stern Brothers (investment bank) from 1992 to 1995. Ms. Lawrence also previously served as interim Chief Executive Officer of Frontier Medical Research, President and Chief Executive Officer of Global Packaging Solutions, Inc., and in various roles in commercial real estate development. She also has extensive experience as a director of other corporate, private, and not-for-profit boards, including the National Association of Corporate Directors since 2017 and the Hall (Hallmark) Family Foundation & Chinquapin Trusts since 1993.  Ms. Lawrence holds a B.A. from Vassar College, an M.Arch from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. She has served on the Board since April 2021. Prior to that, she served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.
Frances A. Sevilla-Sacasa — Ms.  Sevilla-Sacasa has extensive experience in banking and wealth management. She is currently a private investor and was CEO of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. She served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of US Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and CEO of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup’s private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. She also has experience as a director of other corporate and not-for-profit boards, including the Florida Chapter of National Association of Corporate Directors since 2021. Ms. Sevilla-Sacasa holds a B.A. from the University of Miami and an M.B.A from the Thunderbird School of Global Management. She has served on the Board since September 2011.
Thomas K. Whitford — Mr.  Whitford has extensive experience in the banking and financial services industry. He is currently a private investor. He was the Vice Chairman of PNC Financial Services Group from 2009 to 2013. Prior to that, he held a number of other leadership positions at PNC, including Chairman of National City Bank (responsible for PNC’s integration of National City Corporation) from 2008 to 2009, Chief Administrative Officer from 2007 to 2008, Chief Risk Officer from 2002 to 2007, Chief Executive Officer of  PNC’s Wealth Management business from 1997 to 2001 and other positions from 1983 to 1997. He also has previous experience as a director of other corporate and not-for-profit boards, including among others, HSBC North America Holdings Inc., HSBC Finance Corporation, Longwood Gardens and The Barnes Foundation. Mr. Whitford holds a B.S. from the University of Massachusetts and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013 and chair since January 2023.
Christianna Wood — Ms. Wood has extensive portfolio management experience in the institutional investment management industry. She has been the President and Chief Executive Officer of Gore Creek Capital, Ltd. since 2009. Prior to that she served as the Chief Executive Officer of Capital  Z Asset Management (one of the largest independent sponsors of hedge funds) from 2008 to 2009 and as the Senior Investment Officer of Global Equity of the California Public Employees’ Retirement System (CalPERS) (the largest public pension plan in the United States) from 2002 to 2008. At CalPERS, in addition to the responsibility for their $150 billion global equity portfolio  in internal and externally-managed long only and hedge fund strategies,  Ms. Wood also had oversight responsibilities for  CalPERS corporate governance program and ESG strategies. She has

Management of the Trust
extensive experience as a non-executive director of numerous corporate and not-for-profit boards. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood was a 2018 Harvard University Advanced Leadership Fellow. She has served on the Board since January 2019.
Shawn K. Lytle — Mr. Lytle is Chief Executive Officer of Nomura Asset Management International, where he is responsible for overseeing the business, investment teams, and strategies for clients. He joined Nomura Asset Management as part of  Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He also serves as the President of Nomura Funds (formerly, Macquarie Funds) and oversees registered vehicle governance in the US and Europe. Mr.  Lytle is a member of the Nomura Asset Management International Executive Committee. He has more than 30 years of asset management experience. Before joining Macquarie in 2015, he held several management and equity investment roles at UBS Asset Management and various roles at J.P. Morgan Asset Management. Mr. Lytle is a member of the Investment Company Institute (ICI) Executive Committee. He is also a board member of  OppNet and Philadelphia Financial Scholars, in addition to being the former Chairman of the National Association of Securities Professionals (NASP). He earned a Bachelor of Science in  marketing from The McDonough School of Business at Georgetown University.
Brian A. Swain — Mr. Swain has extensive experience in the investment management industry. Mr. Swain joined Howard University in February 2018 and is currently the Deputy Chief Investment Officer for Howard University’s investment office responsible for the management of the Endowment and Retirement Trust. He is also currently an appointed board member of Montgomery County Employee Retirement Plan’s Investment Trust in Maryland and served from October 2021 to 2024. Prior to joining Howard University, Mr. Swain worked for 28 years in various roles including Senior Managing Director and portfolio manager of  Tiburon Capital Management LLC, co-founder and Chief Investment Officer for Quattro Global Capital LLC, analyst, head of research and portfolio manager for the Palladin Group LLC, and received credit and analytical training at Penn Mutual Life Insurance Company. He also has experience on the executive council of Inclusive Capitalism for  Milken Institute beginning in 2026.  Mr. Swain received a Bachelor of Science, Finance in 1990 from The Pennsylvania State University, is a chartered financial analyst (CFA), member of the CFA Institute and CFA Washington.
Board Leadership Structure: The Board has overall responsibility for the oversight of the Fund. The Chair of the Board is an Independent Trustee and the Chair of each Committee of the Board is an Independent Trustee. The Board has seven standing Committees: Audit Committee, Nominating and Corporate Governance Committee, Compliance Committee, ETF Committee, Equity Investments Committee, Fixed Income and Multi-Asset Funds Committee, and Committee of Independent Trustees. The role of the Chair of the Board is to preside at all meetings of the Board, to act as a liaison with service providers, fund officers, legal counsel and other Trustees generally between meetings and to actively develop meeting agendas. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee, respectively, from time to time.
The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
Audit Committee:  This committee monitors accounting and financial reporting policies, practices, and internal controls, as well as valuation matters for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The committee currently consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Joseph W. Chow; and Christianna Wood. The Audit Committee did not meet  during the Trust’s last fiscal year.
Nominating and Corporate Governance Committee: This committee is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The committee currently consists of the following Independent Trustees: John A. Fry, Chair; Ann D.  Borowiec; and Sandra A.J. Lawrence. The Nominating and Corporate Governance Committee did not meet during the Trust’s last fiscal year.
The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee,  c/o Nomura Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund  shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the committee in evaluating the recommendation.

In evaluating nominees, the committee considers, among other things, an individual’s background, skills, and experience; whether the individual  is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.
ETF Committee: This committee is responsible for assisting the Board with the oversight, monitoring, and evaluation of the exchange-traded funds within the Nomura Funds complex managed by Nomura Asset Management International and the Manager. The committee currently consists of the following Independent Trustees: Brian A. Swain, Chair; Jerome D. Abernathy;   Ann D.  Borowiec; Frances A.  Sevilla-Sacasa; and Christianna Wood. The ETF Committee did not meet  during the Trust’s last fiscal year.
Compliance Committee: This committee assists the Board’s oversight of the Fund’s compliance program and the Fund’s Chief Compliance Officer and also provides assistance to the Board in fulfilling its oversight responsibilities with respect to policies and procedures related to compliance, regulatory, legal and operational risk mitigation measures and controls involving the Fund and their service providers (other than matters primarily involving the Fund’s auditors or related to valuation or investment related risk). The committee currently consists of the following Independent Trustees: Joseph Harroz, Jr., Chair; Jerome D. Abernathy; Ann D. Borowiec; and Sandra A.J. Lawrence. The Compliance Committee did not meet during the Trust’s last fiscal year.
Investments Committees: Each of the Investments Committees works to assist the Board in the oversight, monitoring, and evaluation of Fund performance, investment-related risks and other related matters. The Committees meet with the investment management team representatives of the Fund  from time to time to discuss investment performance and investment process and perform such other functions as may be delegated to it from time to time by the Board.
The Equity Investments Committee currently consists of the following Independent Trustees: Christianna Wood, Chair; Ann D. Borowiec; Joseph  Harroz, Jr.; and Sandra A.J. Lawrence. The Equity Investments Committee did not meet during the Trust’s last fiscal year.
The Fixed Income and Multi-Asset Funds Committee consists of the following Independent Trustees: Jerome D. Abernathy, Chair;  Joseph W. Chow; John A. Fry;  and Frances A. Sevilla-Sacasa. The Fixed Income and Multi-Asset Funds Committee did not meet during the Trust’s last fiscal year.
Committee of Independent Trustees: This committee oversees the approval process of the Fund’s advisory and distribution agreements and arrangements, serves as a liaison between the Board and the Manager and the Fund’s Chief Compliance Officer and undertakes other responsibilities. The committee is comprised of all of the Trust’s Independent Trustees. The Committee of Independent Trustees did not meet during the Trust’s last fiscal year.
Board Role in Risk Oversight: Investing in general and the operation of the Fund  involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s   independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Fund  and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund  resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Code of Ethics
The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.
Proxy Voting Policy
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Nomura  affiliates advising the Fund  (collectively, the “Nomura  Advisers”) will vote such proxies pursuant to proxy voting policies and procedures adopted by the Nomura  Advisers (the “Procedures”). The Nomura  Advisers have established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Nomura  Advisers’

Proxy Voting Policy
proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Nomura  Advisers to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.
In order to facilitate the actual process of voting proxies, the Nomura Advisers have contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund  and the Nomura  Advisers’ other clients and provide the Nomura  Advisers with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the  Fund  voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s  website at nomuraassetmanagement.com/proxy; and (ii) on the Commission’s website at  http://www.sec.gov.
When determining whether to invest in a particular company, one of the factors the Nomura Advisers may consider is the quality and depth of the company’s management. As a result, the Nomura  Advisers believe that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Nomura  Advisers’ votes are cast in accordance with the recommendations of the company’s management. However, the Nomura  Advisers may vote against management’s position when it runs counter to the Nomura  Advisers’ specific Proxy Voting Guidelines (the “Guidelines”), and the Nomura  Advisers will also vote against management’s recommendation when the Nomura  Advisers believe such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (v) generally vote for proposals requesting a report on greenhouse gas emissions from company operations unless the company already discloses such information and there are no material issues associated with the company’s greenhouse gas emissions;  and (vi) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Because the Trust has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, there is a section in the Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Nomura Advisers receive on behalf of their clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Nomura  Advisers’ portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firms should in most instances adequately address any potential conflicts of interest. If the Nomura  Advisers become aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to the Procedures, then no further action is needed to be taken by the Committee. If the portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between  the Nomura  Advisers and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.
Investment Manager and Other Service Providers
Investment Manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Nomura Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund  are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.
Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
The Manager is a series of NIMBT (a Delaware statutory trust), which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company. The Manager is part of Nomura Asset Management. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients.

After an initial two-year period, the Fund’s Investment Management Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the  Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.
As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager a unitary management fee that is accrued daily and paid monthly  as a percentage of average daily net assets equal to:

Fund	Management Fee
Nomura Japan Equity ETF	0.49%
Management fees are accrued daily and paid monthly.
From the unitary management fee, the Manager pays most of the expenses of the Fund, including the cost of sub-advisory fees to the Sub-advisor, transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Management Agreement, the Manager is not responsible for (i) interest expenses; (ii) taxes (including, but not limited to, income, excise, transfer and withholding taxes); (iii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities, instruments or other investments and the execution of portfolio transactions, including brokerage commissions; (iv) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (v) litigation expenses; (vi) the investment advisory fee payable to the Manager; (vii) non-routine or extraordinary expenses (including, without limitation, the expense associated with proxy solicitations and fund reorganizations); and (viii) acquired fund fees and expenses.
As of the date of this SAI, the Fund has not made any payments to the Manager for investment advisory services because it has not yet commenced operations.
Sub-advisor
NAMCO, located at Toyosu Bayside Cross Tower, 2-2-1, Toyosu, Koto-Ku, Tokyo, Japan, 135-0061, serves as Sub-advisor to the Fund.
Distributor
Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), acts as the principal underwriter in the continuous public offering of the Funds’ shares pursuant to a distribution agreement dated July 13, 2026 (the “Distribution Agreement”). The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.
Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.
The Distributor may enter into agreements with securities dealers (Soliciting Dealers) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants, DTC participants and/or investor services organizations.
Except as noted, the Distributor receives no other compensation from the Fund  for acting as underwriter.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Distribution and service (12b-1) fees
The Board has adopted a plan pursuant to Rule 12b-1 for the Fund that allows the Fund to pay distribution fees of up to 0.25% of the Fund’s average daily net assets per year, to those who sell and distribute Fund shares and provide other services to shareholders. However, no Rule 12b-1 plan fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and

Investment Manager and Other Service Providers
service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.
The plan is a compensation type plan. If the plan is implemented, pursuant to such plan, the Fund would pay the Distributor or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, the Distributor and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are “eligible expenses.”
To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.
The Distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.
The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), located at 2005 Market Street, Suite 700, Philadelphia, PA 19103, will serve as  the independent registered public accounting firm for  the  Fund. The independent registered public accounting firm will audit the financial statements included in the Fund’s annual report to shareholders.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent (the “Transfer Agent”).
Fund Accountants
The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services.
Custodian
BNY is the custodian of the  Fund’s securities and cash. As custodian for the Fund, BNY maintains a separate account or accounts for the  Fund; receives, holds, and releases portfolio securities on account of the  Fund; receives and disburses money on behalf of the  Fund; and collects and receives income and other payments and distributions on account of the  Fund’s portfolio securities. BNY also serves as the Fund’s  custodian for their investments in foreign securities.
Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.
Securities Lending Agent
The Board has approved the  Fund’s participation in a securities lending program. Under the securities lending program, BNY serves as the Fund’s  securities lending agent. The Fund has not commenced operations as of the date of this SAI and therefore did not engage in securities lending activities during their most recent fiscal year.
Portfolio Managers
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of June 30, 2026 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance -Based Fees	Total Assets in Accounts with Performance-Based Fees
Kenji Oki
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$53 million	1	$4 million
Other Accounts	1	$0.1 million	0	$0
Taketo Usui
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	8	$685 million	0	$0
Other Accounts	2	$419 million	1	$362 million
Description of Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has established proprietary accounts and initial seed accounts, and also manages accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by the Manager. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.
Some of the accounts managed by a portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s  Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
When the Manager and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.
Compensation Structure
Each portfolio manager’s compensation consists of the following:
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Profit Share — Investment professionals are eligible to receive a profit share allocation, which is based on quantitative and qualitative factors. Profit share allocations to individuals consider individual remuneration levels in the market in which the Nomura Asset Management business operates and are primarily based on business profits and individual contribution to profits for Nomura Asset Management revenue generating employees. Individual contribution is assessed on a range of factors including the successful completion of key fund and portfolio investment initiatives, and the long-term performance of the investments for which an individual is responsible. The total amount available for profit share allocations to individual investment professionals is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar, Inc. peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and

Portfolio Managers
five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the profit allocation is discretionary as determined by Nomura Asset Management and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Portfolio managers participate in the following retention programs, including a notional fund unit plan (the “NFU Plan”) and a restricted stock unit plan (the “RSU Plan”), for alignment of interest purposes.
Nomura Notional Fund Unit (NFU) — A portion of a portfolio manager’s discretionary bonus may be notionally aligned with the performance of certain funds pursuant to the terms and vesting conditions of the Nomura Notional Fund Unit Award Agreement. In general, the award will vest in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.
Nomura Restricted Stock Unit (RSU) — A portion of a portfolio manager’s discretionary bonus may be granted in RSUs pursuant to the terms and vesting conditions of the Nomura Global Restricted Stock Unit Award Agreement, which is used to deliver remuneration in the form of Nomura equity. In general, vesting and delivery of shares will be in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Ownership of Securities
Because the Fund is  new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.
Trading Practices and Brokerage
The Manager, or sub-advisor, as the case may be, selects broker/dealers to execute transactions on behalf  of the Fund  for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund  either buys  securities directly from the broker/dealer or sells  them to the broker/dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the  Fund pays  reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the  Fund pays a minimal share transaction cost when the transaction presents no difficulty.
As of the date of this SAI, the Fund has not paid any brokerage commissions because the Fund has not yet commenced operations.
Subject to the obligation to seek best execution, the Manager or sub-advisor, as the case may be, may use affiliated brokers to effect Fund brokerage transactions under procedures adopted by the Board. As of the date of this SAI, the Fund has not paid any brokerage commissions to any affiliated brokers because the Fund has not yet commenced operations.
Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager  may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.
Securities transactions for the Fund may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.
As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund  paying higher commissions, the

Manager  believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager  that constitute in some part brokerage and research services used by the Manager  in connection with its investment decision-making process and constitute in some part services used by the Manager  in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager  will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager  in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to the Fund and/or to other Nomura  Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of the Fund or other funds and not for the advantage of the Manager.
As of the date of this SAI, the Fund has not held any securities of its  regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or such broker/dealers’ parents because the  Fund has not yet commenced operations.
The Manager  may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the  Manager  and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
From time to time, the Manager may recommend or execute trades in certain instruments between the Fund and other accounts managed by the Manager or its affiliates (including proprietary, seed, and affiliate accounts). These trades are known as cross trades. Cross trades can provide a benefit to the Fund in the form of reduced market impact, increased execution efficiency and reduced transaction costs, and the ability to fill sell and purchase orders at more advantageous prices. Cross trades create actual or potential conflicts of interest between a fund  and other accounts managed by the Manager or its affiliates, and for the Manager and its affiliates, including the possibility that the Manager, for example, will effect a cross trade at a price that is disadvantageous to a participating client account, will transfer an undesirable security from a client paying higher fees to one paying lower fees, will transfer an illiquid security held by a client account in need of liquidity to another client account, or use one client account to “park” desirable securities for other client accounts until cash becomes available. To address these potential conflicts, the Fund has adopted a policy requiring all cross trades for the Fund to comply with Rule 17a-7 under the 1940 Act and applicable SEC guidance. This policy requires, among other things, that cross trades for the Fund must only involve a security for which market quotations are readily available and must be effected at the independent current market price of the security.
Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager  may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.
The  Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described above), the  Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund  in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.
Capital Structure
Capitalization
The Trust currently has authorized, and allocated to the  Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund.
Noncumulative Voting
The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Creation and Redemption of Creation Units
General. The Trust issues and redeems shares of the Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the  Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The number of shares of the Fund that constitute a Creation Unit is 50,000 shares.
In its discretion, the Manager reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund  is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the  U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Fund Deposit. The consideration for purchase of Creation Units of the Fund  generally consists of the Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted)) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. Please see the Cash purchase method section below and the following discussion summarizing the in-kind method for further information on purchasing Creation Units of the Fund.
The Manager makes available through the  NSCC on each Business Day prior to the opening of business on the Listing Exchanges, the list of names and the required number of shares of each  Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the  Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of  the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the investment manager with a view to the investment goal of the Fund. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to the weighting or composition of the component securities constituting the portfolio.
The  Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. All questions as to the composition of the in-kind creation basket to be included in the Fund Deposit and the validity, form, eligibility, and acceptance for deposit of any instrument shall be determined by the Trust, and the Trust’s determination shall be final and binding.
The Trust may require the substitution of an amount of cash (i.e., a “cash-in-lieu” amount) to replace any Deposit Security of the Fund that is a non-deliverable instrument. The amount of cash contributed will be equivalent to the value of the instrument listed as a Deposit Security, as determined by the Trust. The  Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that is a to-be-announced (“TBA”) transaction, that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the facilities of DTC (“DTC Facilities”) or the clearing process through the Continuous Net Settlement System of the NSCC (“NSCC Clearing Process”), a clearing agency that is registered with the SEC (as discussed below), or that the Authorized Participant is not able to trade due to a trading restriction. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The  Fund also reserves the right to permit or require a “cash in lieu” amount in other circumstances, including circumstances in which: (i) the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations.

Cash purchase method. When partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Creation Units. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the  Fund or one of its service providers (Authorized Participant Agreement) that allows such member or participant to place orders for the purchase and redemption of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the NSCC Clearing Process, or (ii) a DTC Participant, and, in either case, must have executed an Authorized Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through an Authorized Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of Authorized Participants.
Placement of creation orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Orders for Creation Units must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement and Authorized Participant Handbook (as may be amended or supplemented from time to time), as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund’s deadline described above for the submission of purchase orders and  the  Fund’s deadline for the submission of redemption orders is referred to as the Fund’s “Cutoff Time.” Please see the Authorized Participant Agreement and Authorized Participant Handbook for information regarding the Fund’s Cutoff Times. The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose.
Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time on such Business Day.
Upon receiving an order for a Creation Unit, the Distributor or its agent will notify the investment manager and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian.
The Authorized Participant must make available on or before the prescribed settlement date, by means satisfactory to the  Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for all transaction-related fees, expenses and other costs (as described below), as well as any applicable cash amounts, in connection with any purchase order.
Once a purchase order has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and Authorized Participant Handbook (as may be amended or supplemented from time to time) and disclosed in this SAI.

Creation and Redemption of Creation Units
Acceptance of orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund  are in place for payment of the Cash Component and any other cash amounts which may be due, an order will be accepted, subject to the  Fund’s right (and the right of the Distributor and the Manager) to reject any order until acceptance, as set forth below.
Once an order has been accepted, upon the next determination of the net asset value of the shares, the Fund  will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The  Fund reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke a creation order transmitted to it by the Distributor or its agent, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) circumstances outside the control of the Fund make it impossible to process purchase orders for all practical purposes. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order.  The  Fund, the  Fund’s custodian, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund  of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and the investment manager shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units will be settled on a “T+1” basis (i.e., one Business Day after trade date), unless the Fund and Authorized Participant agree to a different settlement date. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the  Fund will issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Trust may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s  then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for  the Fund. The only collateral that is acceptable to the Fund  is cash in U.S. dollars. Such cash collateral must be delivered no later than 1:00 p.m., Eastern time on the prescribed settlement date or such other time as designated by the  Fund’s custodian. Information concerning the  Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the  Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
Costs associated with creation transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the  Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
$600	7%

1	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund generally redeems Creation Units for Fund Securities (as defined below) and the Cash Amount (as defined below). Please see the Cash redemption method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The Manager makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash as described below (“Cash Amount”) (if any). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Together, the Fund Securities and the Cash Amount constitute the “Fund Redemption.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The  Fund reserves the right to deliver a nonconforming (i.e., custom) Fund Redemption. All questions as to the composition of the in-kind redemption basket to be included in the Fund Redemption shall be determined by the Trust, in accordance with applicable law, and the Trust’s determination shall be final and binding.
The  Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security that may not be eligible for transfer through DTC Facilities or the NSCC Clearing Process or that the Authorized Participant is not able to trade due to a trading restriction. The  Fund also reserves the right to permit or require a “cash in lieu” amount in other circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.
The  Fund generally redeems Creation Units for Fund Securities and the Cash Amount, but the  Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash redemption method. When partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs associated with redemption transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the  Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
$600	2.00%
1	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Creation and Redemption of Creation Units
Placement of redemption orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Please see the Authorized Participant Agreement and Authorized Participant Handbook for information regarding the Fund’s Cutoff Times.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement and Authorized Participant Handbook (as may be amended or supplemented from time to time). Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement and Authorized Participant Handbook (as may be amended or supplemented from time to time) are properly followed. If the transfer agent does not receive the investor’s shares through DTC Facilities by 10:00 a.m., Eastern time on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for such transfers of shares through the DTC Facilities may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC Facilities by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. Once a redemption request has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and Authorized Participant Handbook (as may be amended or supplemented from time to time) and disclosed in this SAI.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1”), unless the Fund and Authorized Participant agree to a different settlement date. The  Fund reserves the right to settle redemption transactions later than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.
If the  Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S.

federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
When partial or full cash  redemptions of Creation Units are available or specified for the Fund, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant Agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the  Fund, at or prior to 10:00 a.m., Eastern time on the prescribed settlement date, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 102% and up to 105% with respect to the  Fund, which percentages the Trust may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the prescribed settlement date and shall be held by the Fund’s custodian and marked-to-market daily. The fees of the Fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Fund to purchase missing Fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the  Fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.
Because the portfolio securities of the Fund  may trade on exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the  Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Custom baskets. The  Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or in-kind redemption basket and therefore has additional cash included in lieu of such instrument. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the  Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the employees of the investment manager who are required to review each custom basket for compliance with the parameters.
Distributions and Taxes
General
The  Fund is treated as a separate corporation for federal tax purposes. The  Fund intends to elect and qualify for treatment as a RIC under the Code. The  Fund intends to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it timely distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year (“Distribution Requirement”) and must meet several additional requirements. For the  Fund, these requirements include the following:

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the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, “Qualifying Income”) and (b) net income from an interest in a QPTP (“Income Requirement”); and

Distributions and Taxes

●
at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other  RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of  QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “RIC Diversification Requirements”).

Direct investments by the Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. A fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.
If the  Fund failed to qualify for treatment as a RIC for any taxable year, the  Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the  Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and distributions that otherwise would be “exempt interest dividends” as described below, as taxable dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Dividends and other distributions the Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.
Notwithstanding the Distribution Requirement described above, which generally requires the  Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends  to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, the  Fund may receive delayed or corrected tax reporting statements from its investments that cause the  Fund to accrue additional income and gains after the  Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund  may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the advisers might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the  Fund to satisfy the requirement for qualification as a RIC.
When the Fund engages in securities lending, while securities are loaned out by the  Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Partnerships and QPTPs
A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
If an  MLP is treated as a partnership for US federal income tax purposes (whether or not a  QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.
Although  MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes (pursuant to Section 7704(c) of the Code) with respect to such entity’s qualified trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Fund, are not permitted to pass the special character of this income through to their shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.
Income from Foreign Securities
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the  Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Subject to its investment policies and restrictions, the Fund may invest in the stock of passive foreign investment company (“PFIC”)  . A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.
Under certain circumstances, the  Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a  PFIC or of any gain on the disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, the Fund might make a “qualified electing fund” (“QEF”) or “marked-to-market” election. If the  Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to mark-to-market its stock in any  PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC

Distributions and Taxes
stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.
Income from Financial Instruments and Foreign Currencies
The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The  Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.
The Fund’s need to satisfy the Income Requirement and the  RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While the  Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, the Fund’s status as a RIC might be affected. The Fund intends  to monitor developments in this area.
Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.
Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding (1) any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) or (2) any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which the Fund may invest will be “Section 1256 contracts.” Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. The Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain the Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.
Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, the Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If the Fund’s Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.
Offsetting positions the  Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on the disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
The premium the Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
Income from REITs
The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the  Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the  Fund’s receipt of cash in excess of the REIT’s earnings; if the  Fund distributes these amounts, these distributions could constitute a return of capital to the  Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The  Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible but is not required to do so.
Income from OID Securities
Subject to its investment policies and restrictions, the Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because the Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Investments in Convertible Securities
Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue

Distributions and Taxes
original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Shareholder Tax Considerations
Dividends the Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain - a maximum of 20% (lower rates apply to individuals in lower tax brackets). The investment strategies of the Fund may limit the Fund’s ability to make distributions eligible for treatment as qualified dividend income.
Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may limit the Fund’s ability to distribute dividends eligible for the dividends received deduction for corporations.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
Distributions to you of the  Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the maximum rate of 20% for non-corporate shareholders, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from the Fund, regardless of whether they are received in cash or additional Fund shares.
Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in their Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.
A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Fund  will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs the  Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.
Sales, exchanges, or redemptions of the Fund’s shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of the  Fund by a shareholder who holds the Fund’s shares as capital assets will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution and disallowed to the extent that exempt interest dividends were paid with respect to such Fund shares. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement plans, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018, are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves  to block UBTI from being realized by its  tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the  Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.
Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from the Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.
Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more

Distributions and Taxes
during the calendar year. The Fund reserves  the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund  from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24% if such shareholder fails to properly certify that he or she is not a US person.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The  Fund will not pay any additional amounts with respect to any amount withhold under FATCA.
Under  U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the  Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
The foregoing is an abbreviated summary of certain federal income tax considerations affecting the  Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
Performance Information
Because the Fund is  new, there is no performance history. Once the Fund has commenced operations, you can obtain the  Fund’s most current performance information by calling 844-469-9911 or by visiting our website at global.nomuraassetmanagement.com/investments/etf.
Performance quotations represent the Fund’s  past performance and should not be considered as representative of future results. The Fund calculates  its  performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements
Because the Fund has not yet commenced operations, financial statements for the Fund  are not yet available. EY will  serve as the independent registered public accounting firm for the Fund. EY, in its capacity as independent registered public accounting firm for the Fund, will audit the annual financial statements of the  Fund.
Principal Holders
Following the creation of the initial Creation Unit(s) of shares of the  Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The  Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
Because the Fund has  not commenced operations prior to the date of this  SAI, no Depository Trust Company (DTC) participant owned of record 5% or more of the outstanding shares of the Fund.

Appendix A — Description of Ratings
Corporate Obligation Ratings
Moody’s Investment Grade
Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.
A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.
Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.
Moody’s Below Investment Grade
Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Bonds rated B are considered speculative and are subject to high credit risk.
Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from  Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P®
The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
Investment Grade
AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Below Investment Grade
BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and  C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation  rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.
D: Obligations  rated D are in payment default. The  D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.
Short-Term Debt Ratings
Moody’s
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:
P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.
P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P®
S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days —  including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

AI-ETF-NJPN 11/26	55

PART C
(Nomura ETF Trust II)
File Nos. 033-11235/811-04973
Post-Effective Amendment No. 80

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Amended and Restated Agreement and Declaration of Trust (May 20, 2026) incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

		(2)	Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed August 16, 1999.

(i) Certificate of Amendment to the Certificate of Trust (May 18, 2026) incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(b)	By-Laws. Amended and Restated By-Laws (May 20, 2026) incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).

	(d)	Investment Advisory Contracts.

		(1)	Investment Management Agreement (July 13, 2026) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

(i) Amendment No. 1 (November 4, 2026) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

		(2)	Investment Advisory Expense Limitation Letter (July 13, 2026) from Delaware Management Company (a series of Nomura Investment Management Business Trust) relating to the Nomura Strategic Income ETF and Nomura Small and Mid Cap ETF incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

		(3)	Sub-Advisory Agreement (April 30, 2026) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Corporate Research and Asset Management Inc. incorporated into this filing by reference to Post-Effective Amendment No. 213 filed on July 29, 2026 by Ivy Funds (File No. 033-06569).

(i) Amendment No. 1 to the Sub-Advisory Agreement (April 30, 2026) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Corporate Research and Asset Management Inc incorporated into this filing by reference to Post-Effective Amendment No. 74 filed August 12, 2026.

(ii) Amendment No. 2 (July 13, 2026) to the Sub-Advisory Agreement between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Corporate Research and Asset Management Inc. incorporated into this filing by reference to Post-Effective Amendment No. 213 filed on July 29, 2026 by Ivy Funds (File No. 033-06569).

(iii) Amendment No. 3 (July 13, 2026) to the Sub-Advisory Agreement between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Corporate Research and Asset Management Inc. incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

	(4)	Investment Advisory Expense Limitation Letter (October 21, 2026) from Delaware Management Company (a series of Nomura Investment Management Business Trust) the Nomura Diversified Income ETF, Nomura Limited-Term Diversified Income ETF and Nomura Tax-Free California ETF incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

	(5)	Model Sub-Advisory Agreement (November 4, 2026) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Asset Management Co., Ltd attached as Exhibit No. EX-99.d.5.

(e)	Underwriting Contracts.

	(1)	ETF Distribution Agreement (July 13, 2026) between the Registrant and Foreside Financial Services, LLC incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(2)	ETF Distribution Services Agreement (July 13, 2026) between Delaware Management Company, a series of Nomura Investment Management Business Trust, and Foreside Financial Services, LLC incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(3)	Form of Authorized Participant Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 92 filed on April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

(i) Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

(ii) Amendment No. 4 (July 19, 2019) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

(iii) Amendment No. 5 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

	(iv)	Amendment No. 6 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

	(v)	Amendment No. 7 (June 30, 2024) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 104 filed April 29, 2025.

	(vi)	Amendment No. 8 (April 1, 2025) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 108 filed on February 26, 2026 by Delaware Pooled Trust (File No. 033-40991).

	(vii)	Amendment No. 9 (April 25, 2025) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 108 filed on February 26, 2026 by Delaware Pooled Trust (File No. 033-40991).

	(viii)	Amendment No. 10 (December 1, 2025) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 108 filed on February 26, 2026 by Delaware Pooled Trust (File No. 033-40991).

	(ix)	Amendment No. 11 (July 8, 2026) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(x)	Amendment No. 12 (October 7, 2026) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

(2)	Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed on December 28, 2007 by Delaware Group Tax-Free Fund (File No. 002-86606).

	(i)	Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Delaware Group Tax-Free Fund (File No. 002-86606) Post-Effective Amendment No. 40 filed October 29, 2010 (Accession No. 0001137439-10-000194.)

	(ii)	Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Delaware Group Tax-Free Fund (File No. 002-86606) Post-Effective Amendment No. 40 filed October 29, 2010 (Accession No. 0001137439-10-000194).

	(iii)	Amendment No. 3 (October 12, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

	(iv)	Amendment No. 4 (December 17, 2015) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(v)	Amendment No. 5 (August 10, 2016) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(vi)	Amendment No. 6 (November 14, 2019) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(vii)	Amendment (December 3, 2020) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(viii)	Amendment No. 8 (December 1, 2025) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(ix)	Amendment No. 9 to the Securities Lending Authorization Agreement to be filed by amendment.

(h)	Other Material Contracts.

	(1)	Transfer Agency and Service Agreement (July 8, 2026) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

		(i)	Amendment No. 1 (October 7, 2026) to Transfer Agency and Service Agreement incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

	(2)	Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(i)	Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(ii)	Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(iii)	Amendment No. 3 (December 31, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(iv)	Amendment No. 4 (January 31, 2022) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 92 filed April 28, 2023 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(v)	Amendment No. 5 (effective May 31, 2024) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 104 filed April 29, 2025 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(vi)	Amendment No. 6 (July 30, 2024) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 104 filed April 29, 2025 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(vii)	Amendment No. 7 (April 1, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 104 filed April 29, 2025 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(viii)	Amendment No. 8 (April 25, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 105 filed April 29, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(ix)	Amendment No. 9 (December 1, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 105 filed April 29, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(x)	Amendment No. 10 (July 8, 2026) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

		(xi)	Amendment No. 11 (October 7, 2026) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

	(3)	Fund Accounting and Financial Administration Oversight Agreement (December 1, 2025) between Delaware Investments Fund Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. No. 105 filed on April 29, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).

		(i)	Amendment No. 1 (July 2026) to Fund Accounting and Financial Administration Oversight Agreement ) incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

(i)	Legal Opinion.

	(1)	Opinion and Consent of Counsel (July 13, 2026) relating to the Nomura Strategic Income ETF and Nomura Small and Mid Cap ETF incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026.

	(2)	Opinion and Consent of Counsel (October 26, 2026) relating to the Nomura Diversified Income ETF, Nomura Limited-Term Diversified ETF and Nomura Tax-Free California ETF incorporated into this filing by reference to Post-Effective Amendment No. 77 filed October 26, 2026.

	(3)	Opinion and Consent of Counsel (November 3, 2026) relating to the Nomura Japan Equity ETF attached as Exhibit No. EX-99.i.3.

(j)	Other Opinions. Not applicable.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan. Not applicable.

(n)	Rule 18f-3 Plan. Not applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(1) Code of Ethics for Nomura Investment Management Business Trust, Nomura Funds, Optimum Fund Trust and Nomura ETF Trust (December 1, 2025) incorporated into this filing by reference to Post-Effective Amendment No. No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

(2) Code of Ethics for Nomura Corporate Research and Asset Management Inc. (May 31, 2025) incorporated into this filing by reference to Post-Effective Amendment No. 105 filed on April 30, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).

(q)	Other.

(1) Powers of Attorney

(i) Powers of Attorney (January 20, 2022) incorporated into this filing by reference to Post-Effective Amendment No. 69 filed December 28, 2022.

(ii) Power of Attorney (August 12, 2026) for Brian A. Swain incorporated into this filing by reference to Post-Effective Amendment No. 74 filed August 12, 2026.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.

Item 30.	Indemnification. Article VII, Section 2 (May 20, 2026) to the Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 73 filed July 13, 2026. Article VI of the Amended and Restated By-Laws (May 20, 2026) incorporated into this filing by reference to Post-Effective Amendment No. 73.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Nomura Investment Management Business Trust (NIMBT), serves as investment manager to the Registrant and also serves as investment manager to other funds in the Nomura Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Ivy Funds, Ivy Variable Insurance Portfolios, Nomura ETF Trust, Nomura ETF Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II and Voyageur Tax Free Funds) and Optimum Fund Trust. In addition, certain officers of the Manager also serve as trustees and/or officers of other Nomura Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Nomura Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Nomura Funds.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is a series of NIMBT, a Delaware statutory trust. Nomura Asset Management is part of the Investment Management Division of the Nomura Group. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its Delaware Management Company series. Information on the trustees and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference.

Nomura Asset Management Co., Ltd. (NAMCO), located at Toyosu Bayside Cross Tower, 2-2-1, Toyosu, Koto-Ku, Tokyo, Japan, 135-0061, serves as subadvisor to Nomura Japan Equity ETF. Information about the officers and directors of NAMCO are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-24357) and is incorporated herein by reference.

Nomura Corporate Research and Asset Management Inc. (NCRAM), located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019, serves as subadvisor to Nomura Diversified Income ETF, Nomura Limited-Term Diversified Income ETF and Nomura Strategic Income ETF and to certain other funds in the Nomura Funds. NCRAM is primarily engaged in the investment management business. Information about the officers and directors of NCRAM are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-38965) and is incorporated herein by reference.

Item 32.	Principal Underwriters.

(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Adams Street Private Equity Navigator Fund LLC
6.	Adams Street Venture & Growth Fund
7.	Advisers Investment Trust
8.	AG Twin Brook Capital Income Fund
9.	Align Alternative Access Fund
10.	AltShares Trust
11.	American Beacon Aberdeen Municipal High Income ETF, Series of American Beacon Select Funds
12.	American Beacon AHL Trend ETF, Series of American Beacon Select Funds
13.	American Beacon GLG Natural Resources ETF, American Beacon Select Funds
14.	American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds
15.	Aristotle Funds Series Trust
16.	Aristotle Pacific Enhanced CLO Income Fund
17.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
18.	Bow River Capital Evergreen Fund
19.	Connetic Venture Capital Access Fund
20.	Constitution Capital Access Fund, LLC
21.	Datum One Series Trust
22.	Diamond Hill Funds
23.	Diamond Hill Securitized Credit Fund
24.	Driehaus Mutual Funds
25.	EntrepreneurShares Series Trust
26.	FMI Funds, Inc.
27.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
28.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)

29.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
30.	Inspire 500 ETF, Series of Northern Lights Fund Trust IV
31.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
32.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
33.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
34.	Inspire International ETF, Series of Northern Lights Fund Trust IV
35.	Inspire Growth ETF, Series of Northern Lights Fund Trust IV
36.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
37.	Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
38.	LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
39.	LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
40.	LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
41.	LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
42.	LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
43.	LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
44.	LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
45.	LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
46.	LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
47.	LifeX Durable Income ETF, Series of Stone Ridge Trust
48.	Nomura Energy Transition ETF, Series of Nomura ETF Trust
49.	Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
50.	Nomura Focused International Core ETF, Series of Nomura ETF Trust
51.	Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
52.	Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
53.	Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
54.	Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
55.	Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
56.	Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
57.	Man ETF Series Trust
58.	Meketa Infrastructure Fund
59.	Nomura Alternative Income Fund
60.	Praxis Funds
61.	Primark Meketa Private Equity Investments Fund
62.	SA Funds – Investment Trust
63.	Sequoia Fund, Inc.
64.	Simplify Exchange Traded Funds
65.	Siren ETF Trust
66.	Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
67.	Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
68.	Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
69.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
70.	TCG Strategic Income Fund
71.	TCW ETF Trust
72.	VegaShares ETF Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); Foreside Financial Services, LLC (Three Canal Plaza, Suite 100, Portland, ME 04101); Nomura Corporate Research and Asset Management Inc. (Worldwide Plaza, 309 West 49th Street, New York, New York 10019); BNY Mellon Investment Servicing (US) Inc. (500 Ross Street, 154-0520, Pittsburgh, PA 15262); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 4th day of November, 2026.

NOMURA ETF TRUST II

By:	/s/ Richard Salus
Richard Salus Senior Vice President/Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

Shawn K. Lytle	*	President/Chief Executive Officer	November 4, 2026
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	November 4, 2026
Jerome D. Abernathy

Ann D. Borowiec	*	Trustee	November 4, 2026
Ann D. Borowiec

Joseph W. Chow	*	Trustee	November 4, 2026
Joseph W. Chow

John A. Fry	*	Trustee	November 4, 2026
John A. Fry

Joseph Harroz, Jr.	*	Trustee	November 4, 2026
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	November 4, 2026
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	November 4, 2026
Frances A. Sevilla-Sacasa

Brian A. Swain	*	Trustee	November 4, 2026
Brian A. Swain

Thomas K. Whitford	*	Chair and Trustee	November 4, 2026
Thomas K. Whitford

Christianna Wood	*	Trustee	November 4, 2026
Christianna Wood

/s/ Richard Salus		Senior Vice President/Chief Financial Officer	November 4, 2026
Richard Salus		(Principal Financial Officer/Chief Accounting Officer/Controller)

*By: /s/ Richard Salus
Richard Salus
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Exhibits
to
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Nomura ETF Trust II N-1A)

Exhibit No.	Exhibit

EX-99.d.5	Model Sub-Advisory Agreement (November 4, 2026) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and Nomura Asset Management Co., Ltd

EX-99.i.3	Opinion and Consent of Counsel (November 3, 2026) relating to the Nomura Japan Equity ETF